Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Karen A. Puckett, President and Chief Executive Officer of Harte Hanks, Inc. (the “Company”), hereby certify that the accompanying report on Form 10-Q for the quarter ended September 30, 2015 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (the “Report”) by the Company fully complies with the requirements of those sections.

I further certify that, based on my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 5, 2015	/s/ Karen A. Puckett
Date	Karen A. Puckett
President and Chief Executive Officer

Note:  This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Douglas C. Shepard, Executive Vice President and Chief Financial Officer of Harte Hanks, Inc. (the “Company”), hereby certify that the accompanying report on Form 10-Q for the quarter ended September 30, 2015 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (the “Report”) by the Company fully complies with the requirements of those sections.

I further certify that, based on my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 5, 2015	/s/ Douglas C. Shepard
Date	Douglas C. Shepard
Executive Vice President and
Chief Financial Officer

Note:  This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.